Note 13 - Long-Term Debt	12 Months Ended
Oct. 31, 2013
Disclosure Text Block [Abstract]
Long-term Debt [Text Block]

13.     Long-Term Debt

As of October 31	Maturity			2013	2012
Total long-term debt	2014	to	2015	$40,441	$43,331
Current portion of long-term debt				(3,948)	(4,190)
Long-term debt				$36,493	$39,141

As of October 31, 2013, debt includes a non-interest-bearing Canadian government loan with a carrying value of $40.3 million (October 31, 2012 - $43.0 million) discounted at an effective interest rate of 7.02% and repayable at C$4.0 million (US$3.8 million) per year with the remaining balance due April 1, 2015. The fair value of this financial instrument is $43.5 million (October 31, 2012 - $48.8 million), which has been determined using a discounted cash flow model, in which future cash flows are discounted to present value using the current market borrowing rate pertaining to the remaining life of the related receivable. A long-term financial instrument has been pledged as full security for the repayment of this debt (Note 10(a)).

On January 25, 2013, the Company entered into an $80.0 million Amended and Restated senior revolving one year committed credit facility with the Toronto-Dominion Bank (TD) and certain other financial institutions (the Lenders). The Amended and Restated credit facilities consist of a $20 million revolving credit facility and a separate facility of up to $60 million to be used for the issuance of letters of credit. Each material subsidiary of Nordion jointly and severally guaranteed the obligations of the borrower to the lenders. The credit facilities are secured by floating and fixed charges over the assets of the Company and guarantors including, but not limited to, accounts receivable, inventory and real property with the latter facility to be fully secured with a specific pledge of cash collateral. The credit facilities are subject to customary positive, negative and financial covenants.

Under these credit facilities, the Company is able to borrow Canadian and U.S. dollars by way of Canadian dollar prime rate loans, U.S. dollar base rate loans, U.S. dollar Libor loans, the issuance of Canadian dollar banker’s acceptances and letters of credit in Canadian and U.S. dollars. The credit facility is for a one-year term which may be extended on mutual agreement of the Lenders for successive subsequent periods. The credit facility is primarily for general corporate purposes. As of October 31, 2013, the Company has not used the credit facility for borrowing; however, the Company had $36.9 million (October 31, 2012 - $30.6 million) of letters of credit issued under this credit facility as well as $0.9 million collateral issued against future letters of credit.

In the third quarter of fiscal 2013, the Company obtained consent from the Amended and Restated Credit Facility Lenders for the divestiture of the Targeted Therapies business to BTG (Note 3).

Principal repayments

Principal repayments of long-term debt over the next five fiscal years and thereafter are as follows:

2014	$3,948
2015	36,493
2016	-
2017	-
2018	-
Thereafter	-
$40,441